UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2018

CAMBREX CORPORATION
(Exact name of Registrant as specified in its charter)

DELAWARE	1-10638	22-2476135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY 07073
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 804-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Explanatory Note

On September 18, 2018, Cambrex Corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Filing”) reporting, among other things, that on September 12, 2018, the Company completed its acquisition of Halo Pharmaceutical, Inc., a Delaware corporation (“Halo U.S.”), 8121117 Canada Inc., a corporation organized under the laws of Canada (“Halo 812”), Halo Pharmaceutical Canada Inc., a corporation organized under the laws of Canada (“Halo Canada”) and together with Halo U.S., Halo 812 and their respective Subsidiaries, (the “Acquired Companies” or “Halo Pharmaceutical and Affiliates”) pursuant to the Purchase and Sale Agreement, dated July 20, 2018, between the Company, the Acquired Companies, the holders of all outstanding shares of the Acquired Companies (collectively, the “Sellers”), SK Capital Partners, L.P., a Delaware limited partnership, as representative of the Sellers and SK Angel Holdings, L.P., a Cayman Islands exempted limited partnership, as guarantor of the Sellers, a copy of which was previously filed as Exhibit 2.1 to the Company’s quarterly report on Form 10-Q for the period ended June 30, 2018.  An aggregate purchase price of approximately $425 million in cash was paid as consideration.  Halo is a leading dosage form Contract Development and Manufacturing Organization located in Whippany, N.J. and Mirabel, Quebec, Canada.

Pursuant to the requirements of Item 9.01 of Form 8-K, the Company hereby amends Item 9.01 of the Initial Filing to include historical financial information of Halo Pharmaceutical and Affiliates and pro forma financial information.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited combined balance sheets of Halo Pharmaceutical and Affiliates as of December 31, 2017 and 2016, and the related combined statements of comprehensive income, combined statements of cash flows, and combined statements of changes in stockholders’ equity, for the years ended December 31, 2017 and 2016, is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited combined balance sheets of Halo Pharmaceutical and Affiliates as of June 30, 2018 and 2017 and the related combined statements of comprehensive income, combined statements of cash flows, and combined statements of changes in stockholders’ equity, for the six months ended June 30, 2018 and 2017, is attached as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements combine the historical financial position of Cambrex and Halo Pharmaceutical and Affiliates as of June 30, 2018 and the results of their operations for the six months ended June 30, 2018 and for the year ended December 31, 2017. The unaudited pro forma condensed combined income statements assume the acquisition of Halo Pharmaceutical and Affiliates had occurred on January 1, 2017 and the unaudited pro forma condensed combined balance sheets assume the acquisition had occurred as of June 30, 2018. Such unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.3 and are incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

2.1

Purchase and Sale Agreement, dated July 20, 2018, by and among Cambrex Corporation, Halo Pharmaceutical, Inc., 8121117 Canada Inc., Halo Pharmaceutical Canada Inc., the Sellers party thereto, SK Capital Partners, L.P., as Sellers’ Representative, and SK Angel Holdings, L.P., as Seller Guarantor (B)

23.1	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm (A)

99.1	Audited Combined Financial Statements of Halo Pharmaceutical and Affiliates as of December 31, 2017 and 2016 and for the years ended December 31, 2017 and 2016 (A)

99.2	Unaudited Combined Financial Statements of Halo Pharmaceutical and Affiliates as of June 30, 2018 and 2017 and for the six months ended June 30, 2018 and 2017 (A)

99.3	Unaudited Pro Forma Condensed Combined Financial Information as of June 30, 2018 and for the six months ended June 30, 2018 and for the year ended December 31, 2017 (A)

(A)	Filed herewith.

(B)	Incorporated by reference to Exhibit 2.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018, filed on August 2, 2018.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAMBREX CORPORATION

By	/s/Gregory P. Sargen
Gregory P. Sargen
Executive Vice President and
Chief Financial Officer
(On behalf of the Registrant and as the
Registrant's Principal Financial Officer)

Dated:  November 26, 2018